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Exhibit 10.40

THIRD AMENDMENT TO THE
BRAUN'S FASHIONS CORPORATION
1997 STOCK INCENTIVE PLAN

         July 26, 2000

RECITALS:

A.
The Braun's Fashions Corporation 1997 Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of Braun's Fashions Corporation (the "Company") and was approved by the shareholders of the Company on July 17, 1997 and amended on July 22, 1998 and July 28, 1999. The Plan is now in full force and effect.

B.
The Company desires to amend the Plan to change the name of the Plan in accordance with the Company's annual meeting of shareholders held on July 26, 2000.

AMENDMENT:

        THEREFORE, the Plan is hereby amended as follows:

1.
The name of the Plan is hereby amended by deleting "Braun's Fashions Corporation" and inserting "Christopher & Banks Corporation."

2.
The foregoing amendment shall be effective as of July 26, 2000.

3.
Except as modified hereby, the Plan shall continue in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer as of July 26, 2000.

CHRISTOPHER & BANKS CORPORATION
By:	/s/ ANDREW K. MOLLER Andrew K. Moller Chief Financial Officer

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THIRD AMENDMENT TO THE BRAUN'S FASHIONS CORPORATION 1997 STOCK INCENTIVE PLAN